Exhibit 99.1

EXECUTION VERSION

EXHIBIT F

Term Sheet for Parent Shareholders’ Agreement1

Parties	●	Polaris Acquisition Corp.(“Parent”), as the surviving
corporation in the merger of Hughes Telematics, Inc. (the
“Company”) with and into Parent pursuant to the Amended
and Restated Merger Agreement.

	●	Communications Investors LLC (“Apollo”), who shall serve
as the Escrow Representative.

	●	the entities and individuals listed on Schedule I hereto (which may be expanded before the Closing without the consent of
Parent to include such persons who may hereafter become
equityholders of the Company and agree to the terms of this
agreement) (the “Company Shareholders”).

	●	Byron Business Ventures XX, LLC, Praesumo Partners, LLC,
Moore Holdings, LLC, Vinco Vincere Vici Victum LLC,
David F. Palmer, Meritage Farms LLC, Cloobeck Companies,
LLC, Granite Creek Partners, L.L.C., Hartz Capital
Investments LLC, Odessa, LLC and Roxbury Capital Group
LLC Incentive Savings Plan (together, the “Founders”).

Transfer Restrictions

Company Shareholders	●	Each Company Shareholder agrees not to sell, transfer or
Transfer Restrictions		otherwise dispose of, directly or indirectly, any Transaction
Shares or Converted Option Shares underlying Converted
Options, in each case for 24 months post-Closing, except (i)
by gift to a member of such shareholder’s immediate family
or to a trust, the beneficiary of which is an Company
Shareholder or a member of an Company Shareholder’s
immediate family, (ii) by virtue of the laws of descent and
distribution upon death of any Company Shareholder, or (iii)
pursuant to a qualified relations order; provided, however, that such permissive transfers may be implemented only upon the
respective transferee’s written agreement to be bound by the terms and conditions of the Shareholders’ Agreement.

[1] Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Amended and
Restated Agreement and Plan of Merger, by and between Polaris and the Company, dated as of November 10, 2008
(the “Amended and Restated Merger Agreement”).

	●	Each Company Shareholder agrees not to sell, transfer or
otherwise dispose of, directly or indirectly, any Escrowed
Earnout Shares (or Converted Option Shares underlying
Earnout Options) until (a) with respect to such shares released from escrow upon the achievement of the First Target
between the first and second anniversaries (including the
second anniversary) of the Closing Date, 12 months following the distribution to shareholders of such shares from escrow
and (b) with respect to such shares released from escrow upon the achievement of the First Target after the second
anniversary of the Closing Date, the Second Target and the
Third Target, the earlier of (i) 6 months following the
distribution to shareholders of such shares from escrow or (ii)
the fifth anniversary of the Closing Date.

Founders Restrictions	●	Subject to the immediately succeeding bullet and Section
2.8(b) of the Parent Disclosure Statement, the Parent common stock and the warrants to purchase Parent common stock (the
“Parent Warrants”) that are owned by the Founders and held
in escrow pursuant to the Stock Escrow Agreement and the
Warrant Escrow Agreement, both dated as of January 11,
2008, by and among Parent, certain of the Founders and
Continental Stock Transfer & Trust Company (the “Founders
Escrow Agreements”) shall continue to be subject to the
restrictions and other provisions of the Founders Escrow
Agreements and shall be released to the Founders as and when provided for under the Founders Escrow Agreements.

	●	Each Founder agrees not to sell, transfer or otherwise dispose of, directly or indirectly, any Escrowed Sponsor Earnout
Shares until (a) with respect to such shares released from
escrow upon the achievement of the First Target between the
first and second anniversaries (including the second
anniversary) of the Closing Date, 12 months following the
distribution to the Founders of such shares from escrow and
(b) with respect to such shares released from escrow upon the achievement of the First Target after the second anniversary of the Closing Date, the earlier of (i) 6 months following the distribution to the Founders of such shares from escrow or (ii)
the fifth anniversary of the Closing Date.

Governance

Voting of Escrowed Shares	●	For any matters brought to a vote of the Parent shareholders during such time when any Escrowed Earnout Shares or
Escrowed Sponsor Earnout Shares remain in escrow, the

	●	Each Company Shareholder agrees not to sell, transfer or
Company Shareholders and the Founders shall be entitled to
vote such shares without restriction.

	●	The Company Shareholders may vote the Escrowed
Indemnity Shares without restriction.

Initial Composition of the	●	Simultaneously with the Closing, the Board shall be expanded
Board of Directors of Parent		to 9 members and shall initially consist of the following
(the “Board”)		members:

● The following 1 person designated by Apollo prior to
Closing (or such other person as Apollo shall designate
prior to the Closing):

● Jeff Leddy

● 5 persons to be designated by Apollo prior to Closing, at
least one of whom shall be considered “independent”
under applicable stock exchange rules.

● The following 1 person who is currently on the Board (or
such other person as the Board shall designate prior to the
Closing who is reasonably acceptable to the Escrow
Representative):

● Marc Byron

● In addition, 2 persons who are considered “independent”
under applicable stock exchange rules shall be designated
mutually by the Board and the Escrow Representative.

Founder Board Nominations	●	In the event of the death, disability, disqualification,
resignation or removal of Marc Byron, or his failure to be
elected, in each case, prior to the expiration of the Escrow
Period, Parent shall nominate for election to the Board a
replacement (the “Replacement Director”) designated by the
Founders (as determined by a majority-in-interest (based on
fully-diluted ownership of Parent common stock from time to
time) of the Founders), who shall be entitled to serve until the expiration of the Escrow Period. Such Replacement Director
shall meet any applicable requirements or qualifications under applicable law, stock exchange rules and Parent
organizational documents to be a member of the Board.
Nothing herein shall be deemed to require that any party
hereto, or any affiliate thereof, act or be in violation of any applicable provision of law, legal duty or requirement or stock exchange or stock market rule.

	●	All of the parties to the Shareholders’ Agreement who are
entitled to vote with respect to the election of directors of the
Board shall agree to vote their shares in favor of Marc Byron or the Replacement Director until the earlier of (x) the
termination of the Escrow Period and (y) the date when the
Founders hold less than 50% of the outstanding Parent
common stock held by the Founders at the Closing.

Unaffiliated Directors	●	For so long as any Escrowed Earnout Shares or Escrowed
Indemnity Shares remain in escrow (the “Escrow Period”)
pursuant to the Escrow Agreement, the Board shall at all
times include Marc Byron or the Replacement Director or, if
no such person is still a member of the Board, at least one
Unaffiliated Director (as defined in Section 7.6 of the
Amended and Restated Merger Agreement).

Registration Rights

Registration Rights of the	●	The following registration rights shall extend to (A) the
Founders and Company		Company Shareholders, with respect to their Parent common
Shareholders		stock, and (B) the Founders, with respect to their Parent
common stock, Parent Warrants and shares of Parent common
stock underlying the Parent Warrants (such securities of the
Company Shareholders and the Founders, together, the
“Registrable Securities”). As to any particular Registrable
Securities, such securities shall cease to be Registrable
Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such
Registration Statement; (b) such securities shall have been
otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by
Parent and subsequent public distribution of them shall not
require registration under the Securities Act; (c) such
securities shall have ceased to be outstanding; or (d) the
Registrable Securities are saleable under Rule 144 and not
subject to the volume restrictions therein.

	●	This agreement shall replace (A) all existing registration
rights that the Company Shareholders may have with respect
to the Company and (B) the Founders’ existing registration
rights with Parent.

	●	The registration rights of the Company Shareholders and the

Founders shall be subject to the transfer restrictions on each such holder’s Parent securities referenced herein, and no
registration rights shall be available for any securities prior to the expiry of such transfer restrictions with respect to such securities.

Demand Rights	●	Availability: Beginning after the expiry of the transfer
restrictions applicable to the given securities of the Company
Shareholders’ or the Founders, as the case may be, the
Company Shareholders (as a group as determined by a
majority-in-interest) and the Founders (as a group as
determined by a majority-in-interest) may issue to Parent a
written request (a “Demand Notice”) that Parent effect the
registration of all or any portion of their Registrable Securities
(a “Demand Registration”). Parent shall not be required to (i)
effect more than two (2) Demand Registrations initiated by
the Founders or more than four (4) Demand Registrations
initiated by the Company Shareholders or (ii) effect a Demand
Registration (x) requested by the Founders if such Founders
request a registration of shares with a value of less than
$2,000,000 or (y) requested by the Company Shareholders if
such Company Shareholders request a registration of shares
with a value of less than $20,000,000.

	●	Cutbacks: See “Cutbacks” under “Piggyback Rights.”

	●	Withdrawal: The demanding party (based on the majority-in-
interest) may withdraw the Demand Notice at any time prior
to the effective date of the registration statement filed in response to such Demand Notice if (a) it disapproves of the
terms of any underwriting or (b) it is not entitled to include all of its requested Registrable Securities in the offering. Parent shall be responsible for all expenses relating to withdrawn
registrations.

	●	Underwriter: Following the date that is 24 months after the
Closing Date, the holders of (A) a majority of Registrable
Securities or (B) the Founders as a group, provided that their demand relates to Registrable Securities with a value of
$20,000,000 or more, may elect to have an underwritten
offering, and may select an underwriter mutually agreed upon with Parent (subject to both parties acting reasonably).

Piggyback Rights	●	Availability: Company Shareholders and the Founders shall
have unlimited piggyback rights (including with respect to
Demand Registrations initiated hereunder) (beginning after
the expiry of the transfer restrictions applicable to the given securities of the Company Shareholders' or the Founders, as
the case may be), provided that they shall have no piggyback rights for registration statements (i) filed on Form S-8 or
otherwise in connection with any employee stock option or
other benefit plan, (ii) filed on Form S-4 or otherwise for an exchange offer or offering of securities solely to the
Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or
(iv) for a dividend reinvestment plan.

●	Notice: Parent shall give notice of an intended registered
offering to the Company Shareholders and Founders as soon
as practicable, but no less than 10 days prior to anticipated filing date (after which such holders shall have 5 days to
respond).

●	Cutbacks: Cutbacks will be permitted in an underwritten
offering if the underwriter determines in good faith that
selling the number of shares requested to be included in the offering would materially and adversely affect the initial
requesting party’s ability to sell the shares at the desired offering price. If the offering is for Parent’s account, then priority will be given to the shares being sold by Parent, then to the Company Shareholders and the Founders (pro rata
based on the number of shares that each elects to include in the registration), then to other holders of Parent shares. If the offering is initiated by Parent shareholders other than the
Company Shareholders or the Founders, priority shall be to
those other shareholders, then to the Company Shareholders
and the Founders (pro rata based on the number of shares that each elects to include in the registration), then to the shares being sold by Parent. If the offering is initiated by the
Company Shareholders or the Founders pursuant to a Demand
Notice, then priority shall be to the demanding party, then to the non-demanding party (i.e. the Company Shareholders or
the Founders), then to shares being sold by Parent, and then to other shareholders; provided that in the case of a demand by either party with respect to which the other party has
exercised piggyback rights, if the underwriter has determined there should be a cutback, the party exercising piggyback
rights may convert its piggyback election to a demand, such
that the converting party and the demanding party will be
treated pro rata in such cutback (based on the number of
shares that each elects to include in the registration); provided further that in the event a party converts a piggyback election to demand election, such conversion shall be counted as a

demand.

	●	Withdrawal: Any Company Shareholder or Founder may
withdraw from a piggyback registration at any time. Parent
shall be responsible for all expenses relating to withdrawn
registrations.

Shelf Rights	●	Availability: Shelf registration rights shall be available to the
Company Shareholders (as a group as determined by a
majority-in-interest) and the Founders (as a group as
determined by a majority-in-interest) after such time as Parent becomes S-3 eligible (and beginning after the expiry of the
transfer restrictions applicable to the given securities of the
Company Shareholders’ or the Founders, as the case may be).
The number and frequency of takedown demands (a “Shelf
Notice”) to which the Company Shareholders (as a group as
determined by a majority-in-interest) and the Founders (as a group as determined by a majority-in-interest) are entitled
shall be the same as the entitlement for demand registrations.
Parent shall not be required to effect a shelf registration
through an underwritten offering. Parent shall not be required to give effect to a Shelf Notice if (a) Form S-3 is not available for such an offering or (b) the holders requesting participation in the offering propose to sell securities valued at less than
$2,000,000 (with respect to the Founders) or $20,000,000
(with respect to the Company Shareholders).

Registration Procedures;	●	The registration procedures and indemnification applicable to
Indemnification and		registrations hereunder shall be substantially similar to the
Contribution		provisions in Sections 3 and 4 of the Founders Registration
Rights Agreement.

Other

Charter and Bylaws	●	The parties shall take or cause to be taken all lawful action necessary to ensure at all times as of and following the
Closing Date that the certificate of incorporation and by-laws of Parent are not inconsistent with the provisions of this
agreement or the transactions contemplated hereby.

Termination	●	This agreement shall terminate (a) with respect to the
Company Shareholders, on the date when the Company
Shareholders hold less than 10% of the outstanding Parent
common stock, and (b) with respect to all parties, on the date of a change of control of Parent, provided that, in either case, the registration rights of the Company Shareholders shall
survive until the Company Shareholders no longer own any

Parent common stock, and the registration rights of the
Founders shall survive until the Founders no longer own any
Parent common stock or Parent warrants, and the
indemnification provisions shall survive any termination.

Schedule I

Company Shareholders

1. Communications Investors LLC

2. Jeffrey Leddy

3. Erik Goldman

4. Robert Lewis

5. Craig Kaufmann

6. Kevin Link

7. Charles Link

8. Frederick Blumer

9. Art McMahon

10. Andrew Africk

11. Matthew Nord

12. Keith Schneider

13. Jeffrey A. Leddy Grantor Retained Annuity Trust

14. Blumer Family LLC